                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report: November 30, 2000



                            CYBEX INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


          NEW YORK                         0-4538                              11-1731581
(State or other jurisdiction of      (Commission File No.)       (I.R.S. Employer Identification No.)
 incorporation or organization)


                  10 TROTTER DRIVE, MEDWAY, MASSACHUSETTS 02053
                    (Address of Principal Executive Offices)



       Registrant's Telephone Number, Including Area Code: (508) 533-4300
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Item 5:  Other Events.
         ------------

     On November 30, 2000, the Registrant announced the resignations of Gary Rosenfield, Senior Vice President - Sales and Marketing, and Paul Webber, Chief Financial Officer. The Registrant's press release with respect to these resignations and various officer promotions and appointments is attached as
Exhibit 99.1 hereto.

Item 7:  Financial Statements and Exhibits.
         ---------------------------------


     Exhibit 99.1:       Press Release Dated November 30, 2000
     ------------
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: November 30, 2000
                              CYBEX INTERNATIONAL, INC.

                              By:    /s/ John Aglialoro
                                   -------------------------------------
                                   John Aglialoro, Chairman of
                                   the Board of Directors